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                                                                  EXHIBIT 23.01

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation of our report dated March 26, 1999, incorporated by reference in this Form 10-K, into Southwest Gas Corporation's previously filed registration statements on Form S-8 (File No. 33-58135), Form S-3 (File No. 333-14605), Form S-3 (File No. 333-17667), Form S-8 (File No. 333-31223), and Form S-8 (File No.
333-31267).



                                               ARTHUR ANDERSEN LLP

Las Vegas, Nevada
March 26, 1999